UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2007

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-23975                 42-1556195
           --------                    ---------                 ----------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York        14095-0514
---------------------------------------------------------        ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition

            On January 25, 2007, First Niagara Financial Group, Inc. issued a press release disclosing fourth quarter 2006. A copy of the press release is included as exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.         Description
      -----------         -----------

         99.1             Press release dated January 25, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: January 25, 2007                    By: /s/ Michael W. Harrington
                                              ----------------------------------
                                              Michael W. Harrington
                                              Chief Financial Officer
                                              (Duly authorized representative)